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                                                                      EXHIBIT 10

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Shareholders
Chartered Semiconductor Manufacturing Ltd:

We consent to the incorporation by reference in the registration statement (No. 333-56878) on Form F-3 and the registration statements (No. 333-63814, No. 333-63816 and No. 333-89849) on Form S-8 of Chartered Semiconductor Manufacturing Ltd of our report dated January 30, 2004, relating to the consolidated balance sheets of Chartered Semiconductor Manufacturing Ltd and subsidiaries as of December 31, 2002 and 2003, and the related consolidated statements of operations, comprehensive income (loss), shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2003, and our report dated March 13, 2003 (except for Note 19, as to which the date is January 30, 2004), relating to the balance sheets of Silicon Manufacturing Partners Pte Ltd as of December 31, 2001 and 2002, and the related profit and loss accounts, statements of changes in equity and cash flows for the two years ended December 31, 2002, which reports appear in the December 31, 2003 annual report on Form 20-F of Chartered Semiconductor Manufacturing Ltd.

/s/ KPMG



Singapore

February 27, 2004